                                                                   Exhibit 10.41

         SECOND AMENDMENT, ASSIGNMENT AND ASSUMPTION AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS
                              AND OTHER AGREEMENTS

                            Dated as of July 28, 2000

                                      among

                         VERITAS OPERATING CORPORATION,
                          as the Assignor and Guarantor

                      VERITAS SOFTWARE GLOBAL CORPORATION,
             as the Lessee, the Construction Agent and the Assignee

          THE VARIOUS PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                            as additional Guarantors,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the VS Trust 1999-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
                WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT
               AND OTHER OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                       as successor to NATIONSBANK, N.A.,
                      as the Agent for the Secured Parties


                       BANK OF AMERICA, N.A. and KEY BANK,
                                   as Agents,

                                       and

              THE BANK OF NOVA SCOTIA, COMERICA BANK - CALIFORNIA,
         UNION BANK OF CALIFORNIA, N.A., and WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION,
                                  as Co-Agents.

         SECOND AMENDMENT, ASSIGNMENT AND ASSUMPTION AND RESTATEMENT OF
                CERTAIN OPERATIVE AGREEMENTS AND OTHER AGREEMENTS

         This SECOND AMENDMENT AND RESTATEMENT OF CERTAIN OPERATIVE AGREEMENTS AND OTHER AGREEMENTS (this "Amendment") dated as of July 28, 2000, is by and among VERITAS OPERATING CORPORATION (formerly known as Veritas Software Corporation), a Delaware corporation (the "Assignor"); VERITAS SOFTWARE GLOBAL CORPORATION (formerly known as Seagate Software Network & Storage Management Group, Inc.), a Delaware corporation (the "Assignee"); the various other Credit Parties listed on the signature pages hereto, as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the VS Trust 1999-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, which is the successor to NationsBank, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of April 23, 1999 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain First Amendment and Restatement of Certain Operative Agreements and other Agreements dated as of March 3, 2000 (the "First Amendment") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $139.4 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, VERITAS Software Corporation, a Delaware corporation ("VSC") and the Assignor have entered into that certain Capital Contribution Agreement dated as of June 28, 2000 (the "VSC Capital Contribution Agreement") whereby VSC contributed certain of its assets to Assignor, and Assignor and the Assignee have entered into that certain Capital Contribution Agreement dated as of June 30, 2000 (the "VOC Capital Contribution Agreement") whereby the Lessee contributed certain of its assets to Assignee including, but not limited to, Assignor's interest in the Facility;

         WHEREBY, Assignor desires to assign and Assignee desires to assume, all of Assignor's right, title and interest in and all of the Assignor's obligations under and with respect to the Facility, each Property and the Operative Agreements;

         WHEREAS, the Credit Parties have requested that the Financing Parties consent to the execution, delivery and performance of the VSC Capital Contribution Agreement, the VOC Capital Contribution Agreement and the Assignment;

         WHEREAS, the Assignee has requested modifications of certain covenants and other provisions under the Participation Agreement and the other Operative Agreements;

         WHEREAS, the Financing Parties have agreed to the requested consents and modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

A.       ASSIGNMENT AND ASSUMPTION

         1. ASSIGNMENT AND ASSUMPTION. Assignor hereby agrees that, effective as of the date of this Agreement, it shall grant, sell, convey, assign, transfer and deliver unto Assignee, and Assignee hereby agrees to accept and assume, all of Assignor's right, title and interest in and to the Facility, each Property and the Operative Agreement (the "Assignment"). Assignor hereby assigns, and Assignee hereby assumes and agrees to satisfy and perform when due those liabilities and obligations arising from the Facility and the Operative Agreements.

         2. ASSIGNOR TO REMAIN LIABLE. Notwithstanding the foregoing, Assignor expressly acknowledges and agrees that it shall remain liable under the Facility and the Operative Agreements as a Guarantor, as if so named therein, and agrees to observe and perform all of the conditions and obligations of a Guarantor in the Operative Agreements which each Guarantor is bound to observe and perform.

         3. OTHER AGREEMENTS. From time to time after the date hereof, Assignor and Assignee will execute and deliver, or cause its affiliates to execute and deliver, to one another and to each of the Financing Parties such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested in furtherance of the Assignment and in order to satisfy Assignor's obligations as a Guarantor under the Operative Agreements.

B.       PARTICIPATION AGREEMENT

         1. Appendix A to the Participation Agreement is hereby amended to add the following defined terms:


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
         "Milpitas Lease Financing" shall mean the transactions contemplated by that certain Participation Agreement dated as of July 28, 2000 (as from time to time amended, restated, supplemented or otherwise modified) among Assignee, the various parties thereto from time to time as guarantors, First Security Bank, National Association, as Owner Trustee under the VS Trust 2000-2, the various banks and other lending institutions parties thereto from time to time as lenders, the various banks and other lending institutions parties thereto from time to time as holders of certificates issued with respect to the VS Trust 2000-2, and ABN AMRO Bank N.V., as agent (the "Milpitas Participation Agreement"); and the other "Operative Agreements" as such term is defined in the Milpitas Participation Agreement.

         "Revolving Credit Agreement" shall mean that certain Credit Agreement dated as of July 28, 2000 (as from time to time amended, restated, supplemented or otherwise modified) among Veritas Software Global Corporation, as borrower, the various parties thereto from time to time as guarantors, each of the financial institutions from time to time party thereto, as lenders, and ABN AMRO Bank N.V., as administrative agent for the lenders, together with each of the "Credit Documents" as therein defined, in each case as in effect from time to time.

         "Subordinated Debt" shall mean unsecured subordinated Indebtedness of the Lessee in an aggregate principal amount not exceeding $550,000,000 which (i) is specifically subordinated in right of payment to the prior payment of the Loans, Holder Advances and other amounts payable by the Lessee to any Person under any of the Operative Agreements, (ii) does not require any payment of principal so long as the Loans, Holder Advances and other amounts payable by the Lessee to any Person under any of the Operative Agreements remain outstanding,
(iii) does not require the Lessee to make any payments of interest other than payments of interest in kind and (iv) contains other terms (including without limitation subordination terms) satisfactory in form and substance to the Agent.

         2. Schedule 8.3B(a)(ii) to that Participation Agreement is hereby deleted and replaced with the schedule attached hereto as EXHIBIT A.

         3. Section 8.3B(a) of the Participation Agreement is hereby amended to read as follows:

         (a) INDEBTEDNESS.

                  No Credit Party will, nor will it permit any of its Consolidated Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness arising under this Participation Agreement and the other Operative Agreements;

                  (ii) Indebtedness of a Credit Party and its Consolidated Subsidiaries set forth in Schedule 8.3B(a)(ii) (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness);


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
                  (iii) purchase money Indebtedness (including obligations in respect of Capital Leases) hereafter incurred by a Credit Party or any of its Consolidated Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together (including any such Indebtedness referred to in subsection (ii) above) shall not exceed (A) during fiscal year 1999 and 2000, an aggregate principal amount of $25,000,000 at any one time outstanding and (B) at any time subsequent to fiscal year 2000, $40,000,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (iv) other unsecured Indebtedness (exclusive of Indebtedness permitted under subsection (v) and subsection (vi) of this Section 8.3B(a)) of the Credit Parties and their Consolidated Subsidiaries in an aggregate amount not to exceed $600,000,000 on terms and conditions satisfactory in form and substance to the Majority Secured Parties; provided, however, the amount of Indebtedness permitted under this subsection (iv) shall be reduced by an amount equal to the sum of (a) the aggregate outstanding Loans, plus (b) the aggregate outstanding Holder Advances, plus (c) accrued and unpaid Interest or Holder Yield due and owing on such Loans or Holder Advances, plus (d) any other amounts due and owing by the Lessee or the Construction Agent to any Person under any Operative Agreement, plus (e) the aggregate outstanding Loans (as such term is defined in Appendix A to the Roseville Participation Agreement) under the Roseville Lease Financing, plus (f) the aggregate outstanding Holder Advances (as such term is defined in Appendix A to the Roseville Participation Agreement) under the Roseville Lease Financing, plus (g) accrued and unpaid Interest or Holder Yield (in each case, as defined in Appendix A to the Roseville Participation Agreement) due and owing on such Loans or Holder Advances, plus (h) any other amounts due and owing by the Lessee or the Construction Agent to any Person under the Roseville Lease Financing, plus (i) any Indebtedness outstanding and all other amounts due and owing by any Credit Party under the Milpitas Lease Financing, plus (j) any Indebtedness outstanding and all other amounts due and owing by any Credit Party under the Revolving Credit Agreement;

                  (v) the Subordinated Debt;

                  (vi) Indebtedness of a Credit Party consisting of unsecured convertible subordinated debentures on terms and conditions (including, without limitation, the subordination terms) reasonably acceptable to the Agent, and any renewal, refinancings or extensions thereof on terms and conditions (including, without limitation, the subordinations terms) reasonably acceptable to the Agent;

                  (vii) Indebtedness arising under the Roseville Lease Financing and under the Milpitas Lease Financing; and


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
                  (viii) Indebtedness arising under the Revolving Credit Agreement;

         4. Section 8.3B(b) of the Participation Agreement is hereby amended to read as follows:

                  (b) LIENS.

                           No Credit Party will, nor will it permit any of its
                  Consolidated Subsidiaries to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for (i) Permitted Liens, (ii) Liens in favor of the Agent to secure the obligations of the Credit Parties under the Operative Agreements, (iii) Liens existing as of the Initial Closing Date in connection with Indebtedness set forth on Schedule 8.3B(a)(ii); provided, no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Initial Closing Date, (iv) Liens on Property of any Person securing purchase money Indebtedness (including, obligations in respect of Capital Leases) to the extent permitted under Section 8.3B(a)(iii) and (v) Liens securing obligations of the Credit Parties under the Roseville Lease Financing and the Milpitas Lease Financing; provided, that (in the case of Liens under subsections (iv) and (v)) any such Lien attaches only to the Property financed or leased and such Lien attaches concurrently or within ninety (90) days after the acquisition thereof.

         5. Section 8.3B(h) of the Participation Agreement is hereby amended to read as follows:

                  (h) SUBORDINATED DEBT AND OTHER SUBORDINATED INDEBTEDNESS.

                           No Credit Party will, nor will it permit any of its
                  Consolidated Subsidiaries to, (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of the Subordinated Debt or any other subordinated Indebtedness of a Credit Party or any of its Consolidated Subsidiaries if such amendment or modification would add or change any terms in a manner adverse to such Credit Party or any of its Consolidated Subsidiaries, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or (ii) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or security with the trustee with respect thereof before due for the purpose of paying when due), refund, refinance or exchange of the Subordinated Debt or any other subordinated Indebtedness of a Credit Party or any of its Consolidated Subsidiaries.

                  6. Section 8.3B(k) of the Participation Agreement is hereby amended to read as follows:

                  (k) LIMITATION ON RESTRICTED ACTIONS.

                           No Credit Party will, nor will it permit any of its
                  Consolidated Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions on such Person's Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to a Credit Party or any of its Consolidated Subsidiaries, (c) make loans or advances to a Credit Party or any of its Consolidated Subsidiaries, (d) sell, lease or transfer any of its properties or assets to a Credit Party or any of its Consolidated Subsidiaries, except (in respect of any of the matters referred to in clauses
                  (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Participation Agreement and the other Operative Agreements, (ii) the Roseville Participation Agreement, (iii) the Milpitas Participation Agreement, so long as such encumbrances or restrictions are not more restrictive than those set forth in this Agreement, (iv) the Revolving Credit Agreement, so long as such encumbrances or restrictions are not more restrictive than those set forth in this Agreement, or (v) applicable law.

         7. Section 8.3B(n) of the Participation Agreement is hereby amended to read as follows:

                  (n) NO FURTHER NEGATIVE PLEDGES.

                           No Credit Party will, nor will it permit any of its
                  Consolidated Subsidiaries to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if security is given for any other obligation, except pursuant to (i) this Participation Agreement and the other Operative Agreements,
                  (ii) the Roseville Lease Financing, (iii) the Milpitas Lease Financing and (iv) the Revolving Credit Agreement.

C.       CONSENTS AND OTHER AGREEMENTS

         Each Financing Party hereby consents to the execution, delivery and performance by each of VSC, Assignor and Assignee, respectively, of the VSC Capital Contribution Agreement, the VOC Capital Contribution Agreement and the assignment and assumption set forth in Section B of this Amendment. Notwithstanding any provision to the contrary in any Operative Agreement (including without limitation Section 8.3B(k) and Section 10.1 of the Participation Agreement, and Section 25.1 of the Lease), the parties hereto agree that, from and after the Effective Date, (i) Assignee shall be deemed for all purposes to be the "Lessee" and the "Construction Agent" under the Operative Agreements and shall perform all obligations of the "Lessee" or the "Construction Agent" under each Operative Agreement as though Assignee had executed such Operative Agreement in such capacity and (ii) Assignor shall be deemed for all purposes to be a "Guarantor" under the Operative Agreements and shall perform all obligations of a "Guarantor" under each Operative Agreement as though Assignor had executed such Operative Agreement in such capacity.

D.       MISCELLANEOUS

         1. This Amendment shall be effective as of the date (the "Effective Date") on which the following conditions are satisfied:

                  (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent; and

                  (b) (i) receipt by the Agent of an officer's certificate of Assignor (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by Assignor's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Assignor executing this Amendment,

                           (ii) receipt by the Agent of an officer's certificate
                  of Assignee (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by Assignee's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct with respect to Assignee (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Assignee executing this Amendment, and

                           (iii) receipt by the Agent of an officer's
                  certificate of each Credit Party (other than Assignor and Assignee) certifying that the execution, delivery and performance of this Amendment has been duly approved and authorized by such Credit Party's Board of Directors, such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment; and

                  (c) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance reasonably satisfactory to the Agent.

         2. Each Credit Party hereby agrees that, by its execution of this Amendment, such Credit Party shall be deemed to have executed and shall be deemed to be a party to each

Operative Agreement in such capacity as is necessary or desirable to effect the intent of the parties hereto with respect to this Amendment.

         3. Notwithstanding any term or provision in any Operative Agreement to the contrary, each reference to the "Lessee" or to the "Construction Agent" set forth in any Operative Agreement shall be deemed as of the Effective Date to refer to VERITAS Software Global Corporation (formerly known as Seagate Software Network & Storage Management Group, Inc.), a Delaware corporation, and each reference to a "Guarantor" or to the "Guarantors" set forth in any Operative Agreement shall be deemed as of the Effective Date to include a reference to VERITAS Operating Corporation (formerly known as Veritas Software Corporation), a Delaware corporation.

         4. Except as modified hereby and by the First Amendment, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

         5. Assignee, as Lessee, agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         7. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         [The remainder of this page has been left blank intentionally.]


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
         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


CREDIT PARTIES:                VERITAS OPERATING CORPORATION
                              (formerly known as Veritas Software Corporation)



                             By:   /s/ KEVIN OLSON
                                   ------------------------------------------
                             Name: Kevin Olson
                                   ------------------------------------------
                             Title: Treasurer
                                   ------------------------------------------

                               VERITAS SOFTWARE CORPORATION
                               (formerly known as Veritas Holding Corporation)


                             By:   /s/ KEVIN OLSON
                                   ------------------------------------------
                             Name: Kevin Olson
                                   ------------------------------------------
                             Title: Treasurer
                                   ------------------------------------------


                               VERITAS SOFTWARE GLOBAL CORPORATION (formerly known as Seagate Software Network & Storage Management Group, Inc.)


                             By:   /s/ KEVIN OLSON
                                   ------------------------------------------
                             Name: Kevin Olson
                                   ------------------------------------------
                             Title: Treasurer
                                   ------------------------------------------


                               OPENVISION INTERNATIONAL, INC.


                             By:   /s/ KEVIN OLSON
                                   ------------------------------------------
                             Name: Kevin Olson
                                   ------------------------------------------
                             Title: Treasurer
                                   ------------------------------------------


                           [signature pages continue]

OWNER TRUSTEE:                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                not individually, except as expressly stated herein, but solely as the Owner Trustee under the VS Trust 1999-1

                               By: /s/ VAL T. ORTON
                                   ------------------------------------------
                               Name: Val T. Orton
                                   ------------------------------------------
                               Title: Vice President
                                   ------------------------------------------

THE AGENT, LENDERS
AND HOLDERS:                    BANK OF AMERICA, N.A. (which is the successor to
                                NationsBank, N.A.), as a Holder,
                                as a Lender and as the Agent

                                By: /s/ DOUGLAS T. MECKELNBURG
                                    ------------------------------------------
                                Name:   Douglas T. Meckelnburg
                                    ------------------------------------------
                                Title:  Vice President
                                    ------------------------------------------

                               COMERICA BANK-CALIFORNIA, as a Lender and as a Holder

                               By: /s/ ROBERT E. WAYS
                                   ------------------------------------------
                               Name:   Robert E. Ways
                                   ------------------------------------------
                               Title:  A.V.P.
                                   ------------------------------------------

                               KEYBANK NATIONAL ASSOCIATION, as a Holder and as a Lender

                               By: /s/ JIM PUTNAM
                                   -------------------------------------------
                               Name:   Jim Putnam
                                   -------------------------------------------
                               Title:  Vice President/Senior Portfolio Manager
                                   -------------------------------------------

                               FLEET NATIONAL BANK, as a Lender

                               By:  /s/ WILLIAM S. ROWE
                                   ------------------------------------------
                               Name: William S. Rowe
                                   ------------------------------------------
                               Title:  AVP
                                   ------------------------------------------

                               THE BANK OF NOVA SCOTIA, as a Lender

                               By:  /s/ CHRIS OSBORN
                                   ------------------------------------------
                               Name: Chris Osborn
                                   ------------------------------------------
                               Title:  Director
                                   ------------------------------------------

                               THE FUJI BANK, LIMITED, as a Lender

                               By:    /s/ MASAHITO FUKUDA
                                   ------------------------------------------
                               Name:  Masahito Fukuda
                                   ------------------------------------------
                               Title: Senior Vice President
                                   ------------------------------------------

                               FBTC LEASING CORP., as a Lender


                               By:     /s/  VICTOR MORA
                                   ------------------------------------------
                               Name:        Victor Mora
                                   ------------------------------------------
                               Title:       Vice President
                                   ------------------------------------------

                               UNION BANK OF CALIFORNIA, N.A., as a Holder and as a Lender

                               By:    /s/  ALLAN B. MINER
                                   ------------------------------------------
                               Name:       Allan B. Miner
                                   ------------------------------------------
                               Title:      Vice President
                                   ------------------------------------------

                               WELLS FARGO BANK, NATIONAL ASSOCIATION,
                               as a Holder and as a Lender

                               By: /s/ ERIC HOUSER
                                   ------------------------------------------
                               Name: Eric Houser
                                   ------------------------------------------
                               Title: VP
                                   ------------------------------------------

               THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender

                               By: /s/ KEN IWATA
                                   ------------------------------------------
                               Name: KEN IWATA
                                   ------------------------------------------
                               Title: Senior Vice President & Manager
                                   ------------------------------------------

                                IBJTC LEASING CORPORATION-BSC, as a Holder

                               By: /s/ TOMOKO AOKI
                                   ------------------------------------------
                               Name: Tomoko Aoki
                                   ------------------------------------------
                               Title: Senior Vice President
                                   ------------------------------------------


                              [signature pages end]

                                    EXHIBIT A

                              Schedule 8.3B(a)(ii)

                           [SCHEDULE OF INDEBTEDNESS]

1.       LETTER OF CREDIT FOR $231,000 IN FAVOR OF SGI